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                                                                    EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our report dated April 13, 2001, included in this Form 10-K, into Startec Global Communications Corporation's previously filed
Registration Statement on Form S-8, File No. 333-44317 and Registration Statements on Form S-3, Files No. 333-44392, No. 333-38714, No. 333-93631,
No. 333-64465, and No. 333-78141.

                                         /s/ Arthur Andersen LLP

Vienna, Virginia
April 13, 2001